Exhibit 10.13

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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MASTER SERVICE AGREEMENT

This Master Service Agreement (“Agreement”) is made and entered into as of November 1, 2016 (“Effective Date”) by and between:

PYRAMID Laboratories Inc. (“PYRAMID”), a California Corporation, having its principal place of business at 3598 Cadillac Avenue, Costa Mesa, CA 92626 and Xeris Pharmaceuticals, Inc. (“XERIS”), located at 3208 Red River, Suite 300, Austin, TX 78705.

PURPOSE

XERIS wishes to engage PYRAMID to perform the GMP manufacture of Product and PYRAMID wishes to provide such services to XERIS subject to the terms and conditions of this Agreement:

AGREEMENT

1.	DEFINITIONS

1.1 “Affiliates” means any corporation, firm, partnership, or other entity which directly or indirectly controls, is controlled by, or is under common control with XERIS.

1.2 “cGMP” means the current Good Manufacturing Practices for manufacturing finished pharmaceutical products as set forth in 21 CFR 210 and 211, the guidelines to GMP (under directive 2003/94/EC) as detailed in “The Rules Governing Medicinal Products in the European Union”- Column IV Good Manufacturing Practice for Medicinal Products and in accordance with the Quality Responsibilities detailed in the relevant EC Directive or any foreign equivalent specified in the applicable Work Order,

1.3 “cGMP Grade” means Product that has been produced and manufactured in accordance with the Specifications and Regulatory Standards.

1.4 “Product” means the intermediates, formulations, or finished products to be tested and/or manufactured by PYRAMID under any Work Order.

1.6 “Proposal” is defined as the offer PYRAMID submits to XERIS for the proposed manufacture of Product by PYRAMID. Once it is signed and authorized by XERIS, it will be the “Work Order”, which is defined in Section 3.

1.7 “Quality Agreement” is defined in Section 8.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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1.8 “Regulatory Standards” means requirements of the United States FDA (Food and Drug Administration) or foreign equivalent requirements for PYRAMID’S facility, cGMP and all other regulations applicable to PYRAMID, PYRAMID’S facility, and PYRAMID’S manufacture, storage, packaging, labeling, testing, control, and shipment of Product.

1.9 “Services” is defined in Section 2.

1.10 “Specifications” means (a) for any Product, the manufacturing, handling, and storage specifications set out in the Work Order or otherwise specified by XERIS in writing; and (b) any standard operating procedures or guidelines for the manufacture of Product provided to PYRAMID by XERIS in writing.

1.11 “Work Order” is defined in Section 3.

1.12 “XERIS Materials” means any raw materials, active pharmaceutical ingredient(s), or components supplied to PYRAMID by XERIS for testing and/or the manufacture of Products under any Work Order.

2.	SCOPE OF AGREEMENT

Under this Agreement XERIS may request PYRAMID to perform cGMP manufacture, fill and finish, and/or testing of Product from time to time (“Services”).

3.	WORK ORDERS

The Services detailed in an executed signed Proposal to be performed by PYRAMID under this Agreement, will be considered Work Orders (“Work Orders”), and will be subject to the terms and conditions of this Agreement. In the event of any conflict between the terms of any Work Order and the terms of this Agreement, the terms of this Agreement will take precedence over any Work Order.

4.	MANUFACTURE AND SUPPLY

PYRAMID will manufacture the Products in strict accordance with the Specifications and the Regulatory Standards. PYRAMID will supply cGMP Grade Product to XERIS in the quantities, on the schedule, and at the price stated in the Work Order. PYRAMID will store all starting materials and in-process products in accordance with cGMP.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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5.	SHIPPING

PYRAMID will package, insure, and ship the Product in accordance with the instructions stated in the Work Order and the applicable Specifications (i.e., applicable batch record), at XERIS expense.

6.	PAYMENT

6.1 PYRAMID requires [***] ([***]%) down payment upon receipt of a signed Work Order (for development, manufacturing, and analytical), with the exception of stability studies, in order to initiate any project phase. The final balance including all consumables will be due [***] after submittal of the corresponding production records and/or project related documents, reports, etc., as applicable. Product will be available thereafter for delivery at XERIS’ request. All late payments shall bear interest at a rate of [***] ([***]%) per month, if not prohibited by law, otherwise at the highest lawful contract rate. PYRAMID shall not initiate any phase of the Work Order unless PYRAMID receives a signed Work Order and down payment from XERIS to proceed with such phase.

6.2 XERIS will pay PYRAMID for the Services as stated in the Work Order. XERIS shall be responsible for payment of freight, insurance, customs duties, and related charges for delivery of packaged Products to XERIS, unless otherwise specified in the Work Order.

6.3 Except as otherwise provided in the applicable Work Order, XERIS will pay toPYRAMID any federal, state, and local sales taxes, if applicable, based on or measured by thesale or use of packaged Products, exclusive of any taxes based on PYRAMID’S income.

6.4 Unless otherwise stated in the applicable Work Order, PYRAMID will invoice XERIS on completion of the Work Order and XERIS will pay any and all undisputed invoices within [***] of its receipt by XERIS. All invoices must reference XERIS Work Order number and must be sent to the address specified in the applicable Work Order.

6.5 PYRAMID shall arrange for hazardous waste disposal, if any, at XERIS expense after written notification and authorization.

6.6 Executed Work Orders must be received by PYRAMID within [***] of the mutually agreed scheduled commencement date for manufacture of Product in order to reserve the necessary Research & Development resources and/or manufacturing time, and XERIS will endeavor to provide any required XERIS Materials according to the timelines mutually agreed by the parties under such Work Order.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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6.7 Cancellation or Rescheduling

6.7.1	Cancellation or rescheduling of a manufacturing event by XERIS within:

6.7.1.1	Greater than [***] of the scheduled event will incur no charge.

6.7.1.2	Less than or equal to [***] of the scheduled event will incur a charge of [***] ([***]%) of the total project cost plus pre-production costs (labor and materials for processed components) specifically for XERIS per Process Lot.

6.7.1.3	Less than or equal to [***] of the scheduled event will incur a charge of [***] ([***]%) of the total project cost plus pre-production costs (labor and materials for processed components) specifically for XERIS per Process Lot.

6.7.1.4	Less than or equal to [***] of manufacturing of the scheduled event will incur a charge of [***] ([***]%) of the total project cost plus pre-production costs (labor and materials for processed components) specifically for XERIS per Process Lot.

6.7.1.5	Less than or equal to [***] of manufacturing of the scheduled event will incur a charge of [***] ([***]%) of the total project cost.

6.7.2	In the event of cancellation of any initiated stability study, a [***] ($[***]) fee will be applied for the reconciliation and close out of the stability study.

6.7.3	It is recognized that all or part of any formulation development and/or analytical development Services may be terminated upon notification from XERIS. It is PYRAMID’S policy to assess a fee for studies terminated after the initiation of its Work Order. The fee will be prorated based upon the stage of completion of the Phase, and in any event PYRAMID will only be paid for Services completed up to the effective date of such termination,

6.8 In the event of default in the payment of Services rendered or expenses incurred by PYRAMID for XERIS, pursuant to this Agreement, XERIS shall be responsible for all collection fees and reasonable expenses incurred by PYRAMID, including attorney’s fees.

7.	XERIS MATERIALS AND PRODUCT

7.1 XERIS Materials will remain XERIS’ property at all times and will only be used by PYRAMID for the purposes of manufacturing Product under the relevant Work Order.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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7.2 PYRAMID will store and maintain XERIS Materials in accordance with the terms of the applicable Work Order and in such a way that they are clearly identifiable as XERIS property.

7.3 XERIS Materials will be insured by XERIS against any damages that may occur during the storage at the premises of PYRAMID. PYRAMID will not be liable for destruction or deterioration of these materials unless destruction or deterioration is due to the negligence or willful misconduct on the part of PYRAMID.

7.4 XERIS shall provide to PYRAMID the most current technical data relating to XERIS Materials including, but not limited to, specifications, material data safety sheets together with pertinent environmental health and safety information necessary to assure safe handling and disposal of XERIS Materials by PYRAMID employees.

8.	QUALITY ASSURANCE

The parties will enter into a quality agreement (the “Quality Agreement”). Any breach of the Quality Agreement will be deemed a breach of this Agreement. In the event of any conflict between the terms of the Quality Agreement and this Agreement, the terms of this Agreement will take precedence over the Quality Agreement. The parties may mutually agree from time to time to update the Quality Agreement.

9.	REGULATORY INSPECTIONS

PYRAMID’S obligations to notify and cooperate with XERIS regarding any audit or inspection by a competent regulatory authority with respect to the manufacture and/or testing of Products will be as set out in the Quality Agreement. All reasonable costs associated with PYRAMID’S compliance with any official requests for information or documents relating to Services performed or goods provided by PYRAMID under the Work Order (including XERIS or regulatory authority audits) shall be paid by XERIS, unless any such audit is the result of PYRAMID’S failure to comply with any Regulatory Standards, in which case PYRAMID will solely bear such costs. XERIS shall reimburse PYRAMID for all such reasonable costs including, but not limited to, hourly charge for persons responding to requests, travel, lodging, meals, mileage, incidental expenses, reasonable attorney’s fees for preparation of any person called to testify, and associated fees and all other reasonable expenses associated with any such requests.

10.	ON SITE REVIEW AND AUDIT

10.1 XERIS may conduct [***] of Quality Assurance Site Compliance Audit each calendar year on a date mutually agreed upon by the parties. The Quality Assurance Audit will take such form as set out in the Quality Agreement and includes the right to inspect any facility

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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being used by PYRAMID for the Services and to inspect all relevant records. Any additional audits will be charged at [***] ($[***]) per day. Qualified Person (QP) audits will be charged [***] ($[***]) per day. FDA Audits will be charged at [***] ($[***]) per day, to be limited to no more than [***] total.

10.2 PYRAMID will co-operate fully with XERIS during audits performed under this Section, including furnishing to XERIS copies of all requested documents.

10.3 PYRAMID will provide to XERIS access to PYRAMID’S facilities during execution of the manufacturing Services under any WORK ORDER, upon reasonable notice for the purpose of observing performance of the services, conducting a for-cause audit or investigation and providing technical assistance, where required.

11.	RECORDS

11.1 Unless stated otherwise in the Quality Agreement or the Specifications, PYRAMID will, at its expense, store all testing and quality control records relating to a particular Work Order onsite for [***]; and for a period of [***] offsite following completion of the Work Order. At the end of the [***], XERIS will be notified to determine whether the records may be destroyed, provided to XERIS, or continue to be stored at XERIS request or expense.

11.2 PYRAMID will maintain, in accordance with Generally Accepted Accounting Principles and Practices, records reflecting the accuracy of PYRAMID’S charges, including invoices for compensation, and other information as XERIS may reasonably require in connection with this Agreement (“Financial Records”). PYRAMID will preserve such Financial Records, without receipt of additional compensation, for at least [***] years after the date of the final payment.

12.	REJECTION OF PRODUCT

12.1 XERIS will have the right to reject any Product that has not been manufactured in compliance with the Quality Agreement, PYRAMID’S warranty in Section 16, or does not meet the established Specification, without invalidating the remainder of the relevant order.

12.2 XERIS’ right of rejection will be exercised by delivery of written notice to PYRAMID in accordance with the procedures set out in the Quality Agreement or Work Order. Any quantities of Product that are rejected pursuant to this section will be returned to PYRAMID at PYRAMID’S expense and either (a) will be promptly replaced by PYRAMID at PYRAMID’S sole cost and expense if requested by XERIS not to exceed the paid amount or (b) PYRAMID will return the fees for that portion of the Services that is determined to be nonconforming or made of limited, nominal, or no value to XERIS due to the said nonconforming portion. PYRAMID will be responsible for the replacement cost of any XERIS Materials rendered unusable by PYRAMID’S failure to comply with its warranty in Section 16.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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12.3 If PYRAMID disputes XERIS basis for rejecting Product, then the rejected Product will be tested by an independent cGMP laboratory mutually agreed upon by the PARTIES. The independent laboratory’s determination will be final and binding on the parties. The cost of such testing will be borne by PYRAMID if the independent laboratory confirms that the Product in question does not comply with PYRAMID’S warranty in Section 16. Otherwise the costs will be borne by XERIS.

13.	INTELLECTUAL PROPERTY

13.1 XERIS will retain ownership of any and all of XERIS’ Information and intellectual property in the Specifications, Product Formulation, Product Manufacturing Process, and XERIS Materials. Except for the limited purpose of performing its obligations under this Agreement, PYRAMID is not granted any right, title, or interest in any intellectual property owned or controlled by XERIS.

13.2 All intellectual property produced by PYRAMID in performance of Services, including formulation development, analytical testing, and/or the manufacture of Products under a Work Order will belong to XERIS. PYRAMID agrees to complete, at XERIS expense, but without further compensation to PYRAMID, any documents necessary for XERIS to file patent applications and to prosecute patents with respect to such intellectual property in XERIS’ name or PYRAMID’S name, or both. PYRAMID will, if deemed necessary or desirable by XERIS, on the same terms, execute an assignment of rights to XERIS with respect to such patent applications or patents.

14.	CONFIDENTIALITY

The parties agree that the Mutual Confidential Disclosure Agreement dated August 26, 2014 entered into by the parties will govern any and all disclosures of confidential information between the parties under this Agreement.

15.	RELATIONSHIP WITH XERIS

15.1 PYRAMID is an independent contractor and PYRAMID acknowledges that its personnel or employees are not employees of XERIS. Accordingly, neither PYRAMID nor its employees or personnel will (a) participate in XERIS employee benefit plans nor receive any other compensation beyond that stated below, (b) have the power or authority to bind XERIS or to assume or create any obligation or responsibility, express or implied, on XERIS part or in XERIS, except as otherwise set forth in this Agreement, or (c) represent to any person or entity that PYRAMID, its personnel or any employee of PYRAMID has such power or authority.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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PYRAMID will remain solely liable for all aspects of the employment of such persons including, without limitation, recruitment, hiring, firing, training, promotion, compensation, all payroll taxes and other deductions and all premiums or payments made for worker’s compensation coverage, unemployment benefits, or any other payments required by law to be made by employers for or on behalf of employees.

15.2 PYRAMID represents and warrants that it and its personnel and employees are authorized to perform the Services and that neither it nor its personnel or employees will act in violation of any applicable immigration laws or regulations. PYRAMID will indemnify XERIS against any and all claims, fines, penalties, and/or attorney’s fees incurred by XERIS for breach by PYRAMID of any immigration laws or regulations and of this warranty.

16.	PYRAMID WARRANTIES

PYRAMID represents, warrants and covenants that:

(a) all Product supplied to XERIS under this Agreement will be of cGMP Grade;

(b) it is a corporation duly organized and existing in good standing under the laws of the state of its incorporation;

(c) it has the right and authority to enter into and perform its obligations under this Agreement;

(d) it will perform all of its obligations under this Agreement in accordance with all applicable governmental laws, rules, and regulations;

(e) it and its employees, affiliates, and agents have never been debarred or convicted of a crime for which a person can be debarred (i) under Section 306(a) or (b) of the Generic Drug Enforcement Act of 1992 or (ii) for the award of United States of America Federal contracts; and

(f) none of PYRAMID’S employees, affiliates, or agents, according to PYRAMID’S best knowledge after due inquiry, has ever been threatened to be debarred or indicted for a crime or otherwise engaged in conduct for which a person can be debarred, (i) under Section 306(a) or (b) or (ii) for the award of United States of America Federal contracts. PYRAMID agrees that it will promptly notify XERIS upon learning of any such debarment, conviction, threat, or indictment; and

(g) the foregoing warranty is made to XERIS only and is not transferable to any agents or assigns of XERIS except in accordance with Section 24.1. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THESE TERMS AND CONDITIONS, PYRAMID

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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MAKES NO REPRESENTATION AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

17.	XERIS WARRANTIES

XERIS represents warrants and covenants that:

(a) it is a corporation duly organized and existing in good standing under the laws of the state of its incorporation;

(b) XERIS Materials and PYRAMID’S use of the processes or procedures described in the Specifications will not infringe the intellectual property rights of third parties;

(c) it has the right and authority to enter into and perform its obligations under this Agreement; and

(d) it will perform all of its obligations under this Agreement in accordance with all applicable governmental laws, rules, and regulations.

18.	INDEMNIFICATION BY PYRAMID

18.1 PYRAMID will defend, indemnify, and hold harmless XERIS and its Affiliates, and its or their officers, directors, shareholders, employees, agents, and representatives from and against any and all liability, damage, loss, cost, or expense (including reasonable attorney’s fees, costs, and amounts paid in settlement) (collectively, “Losses”) resulting from any third party claim made or suit brought against XERIS or any such persons arising out of (a) PYRAMID’S breach of any of its representations, warranties, or covenants in Section 16; or (b) the use by XERIS of any Product supplied by PYRAMID under this Agreement that does not comply with its applicable Specifications.

18.2 Upon receipt of notice of any such claim or suit, XERIS will promptly notify PYRAMID thereof and will permit PYRAMID, at its cost, to handle and control such claim or suit. XERIS will have the right to participate in the defense of such claim or suit at its own expense. XERIS shall afford PYRAMID all reasonable assistance (at PYRAMID’S cost and expense), will make no admission prejudicial to the defense of such claim or suit, and agrees not to compromise or settle such claim or demand without PYRAMID’S prior written consent.

18.3 The foregoing indemnification obligation will not apply to any claim or suit to the extent it arises directly out of XERIS negligence, willful misconduct, or breach of any term, representation, warranty, or covenant contained in this Agreement or is otherwise covered by XERIS’ indemnification obligations under Section 19 below.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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19.	INDEMNIFICATION BY XERIS

19.1 XERIS will defend, indemnify, and hold harmless PYRAMID and its Affiliates, and its or their officers, directors, shareholders, employees, agents, and representatives from and against any and all liability, damage, loss, cost, or expense (including reasonable attorney’s fees, costs, and amounts paid in settlement) (collectively, “Losses”) resulting from any third party claim made or suit brought against PYRAMID or any such persons arising out of (a) XERIS breach of any of its representations, warranties, or covenants in Section 17; or (b) the use by XERIS of any Product supplied by PYRAMID under this Agreement that complies with its applicable Specifications.

19.2 Upon receipt of notice of any such claim or suit, PYRAMID will promptly notify XERIS thereof and will permit XERIS, at its cost, to handle and control such claim or suit. PYRAMID will have the right to participate in the defense of such claim or suit at its own expense. PYRAMID will afford XERIS all reasonable assistance (at XERIS cost and expense), will make no admission prejudicial to the defense of such claim or suit, and agrees not to compromise or settle such claim or demand without XERIS’ prior written consent.

19.3 The foregoing indemnification obligation will not apply to any claim or suit to the extent it arises directly out of PYRAMID’S negligence, willful misconduct, or breach of any term, representation, warranty, or covenant contained in this Agreement or is otherwise covered by PYRAMID’S indemnification obligations under Section 18 above.

20.	INSURANCE

At all times commencing with the date of the signed Work Order, XERIS shall maintain adequate product or general liability insurance as determined by insurance industry standards. At all times commencing with the date of a signed Work Order, PYRAMID shall carry insurance adequate to cover its interest or liabilities hereunder including, but not limited to, worker’s compensation and general liability.

21.	LIMITATION OF LIABILITY

Both parties shall be limited to the amount paid under this Agreement and shall not be liable under this Agreement, whether in tort, contract or otherwise, for any indirect, incidental, or consequential losses or any punitive or exemplary damages.

22.	PUBLICITY

22.1 No press releases or other statements in connection with this Agreement intended for use in the public or private media shall be made by XERIS or PYRAMID without the prior written consent of the other party. If either party is required by law or governmental regulation to describe its relationship to the other, it will promptly give the other party notice with a copy of any disclosure it proposes to make.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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22.2 In addition, PYRAMID will not use XERIS in connection with any products, services, promotion, or advertising without XERIS prior written permission.

23.	TERM AND TERMINATION

23.1 This Agreement will end on completion of the Services under the last Work Order placed within [***] from the Effective Date.

Either Party may terminate any Work Order or this Agreement without cause by giving [***] notice to the other Party in writing. In addition to Section 6.6, if XERIS terminates this Agreement or any Work Order without cause, XERIS’ only obligation will be to pay PYRAMID for the Services completed under the Agreement or the terminated Work Order, as the case may be, up to the date of termination, at the rates provided in the Work Order. All payments paid to PYRAMID in excess of those due to it under this Section will be returned to XERIS

23.2 If either party breaches this Agreement, the other party may terminate this agreement if the breaching party does not cure the breach within [***] of written notice of the same. Termination will be without prejudice to any rights that may have been accrued to either party before termination.

23.3 On termination of this Agreement for any reason, PYRAMID will return, at XERIS expense, all XERIS Materials. In addition, the parties will return to each all copies of the other party’s information except for one copy that may be retained for the sole purpose of determining continuing obligations under Section 14.

24.	GENERAL

24.1 Assignment; Subcontractors. PYRAMID will not transfer or assign its rights or obligations under this Agreement, in whole or in part, without XERIS’ prior written permission. XERIS may assign its rights and obligations under this Agreement to any Affiliate without PYRAMID’S prior consent, but must give PYRAMID written notice of such assignment within [***] following the assignment. PYRAMID may not utilize subcontractors to perform any part of the Services without prior written authorization by XERIS.

24.2 Entire Agreement; Amendments. The provisions, terms, and conditions of this Agreement (including its schedules and any subsequent Work Orders) constitute the entire agreement of the parties with regard to the subject matter of this Agreement and supersede any prior agreements whether oral or written. No waiver, modification, change, or amendment of any of the provisions of this Agreement shall be valid unless in writing and signed by the party

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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against whom such claimed waiver, modification, change, or amendment is sought to be enforced. The terms of this Agreement shall supersede any subsequent schedules or Work Orders in the event of inconsistencies with the terms of this Agreement.

24.3 Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be in writing and will be deemed to have been given (a) when received, if delivered in person, or (b) when sent, if sent by facsimile with receipt confirmed, or (c) three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows:

If to PYRAMID:	PYRAMID Laboratories, Inc.
3598 Cadillac Ave.
Costa Mesa, California 92626
Attn.: Medhat Gorgy
President & CEO

If to XERIS:	XERIS
Xeris Pharmaceuticals, Inc.
3208 Red River Road, Suite 300
Austin, TX 78705
Attn: Peter Knauer, VP of CMC

24.4 Severability. If any term or provision of this Agreement is invalid or unenforceable, the remainder of this Agreement shall be unaffected thereby and each remaining term or provision of this Agreement is valid and will be enforceable to the fullest extent permitted by law.

24.5 Waiver. The failure of either party to insist upon strict observation or performance of any provision of this Agreement, or to exercise any right or remedy shall not impair or waive any such right or remedy in the future. Every right and remedy given by this Agreement to the parties may be exercised from time to time as often as appropriate. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

24.6 Force Majeure. Neither party will be liable nor deemed to be in default for any delay or failure in performance under this Agreement or other interruption of service or employment deemed resulting directly or indirectly from Acts of God, civil or military authority, acts of public enemy, war, accident, fire, explosion, earthquake, flood, failure of transportation, strike, or other work interruption by either party’s employees or any similar or dissimilar cause beyond the reasonable control of either party.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Document No:	MSA-Xeris
Revision:	00
Revision Date:	11/01/16
Replaces:	N/A
Page:	13 of 14

24.7 Binding Effect. This Agreement will be binding upon and will inure to the benefit of XERIS and PYRAMID, their respective successors and permitted assigns.

24.8 Arbitration. Any dispute, controversy, or claim arising out of or related to this Agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Rules of the American Arbitration Association, and judgment upon any arbitration award rendered hereunder may be entered in any court having jurisdiction. Each party shall select one (1) neutral arbitrator from a list provided by the American Arbitration Association and those two arbitrators shall select a third arbitrator from the list- The arbitration process shall take place in Orange County, California, or such other place as the parties may hereafter agree. The prevailing party shall have the costs for the arbitration, including attorney’s fees, paid by the non-prevailing party.

24.9 Governing Law. This Agreement is to be construed and determined under the laws of the State of Delaware.

24.10 Headings. The headings of this Agreement are inserted merely for convenience and ease of reference and will not affect or modify the meaning of any of the terms, covenants or conditions of this Agreement.

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Document No:	MSA-Xeris
Revision:	00
Revision Date:	11/01/16
Replaces:	N/A
Page:	14 of 14

IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate originals by their duly authorized representatives.

PYRAMID Laboratories Inc.		XERIS Pharmaceuticals, Inc.

By:	/s/ Medhat Gorgy	By:	/s/ Douglas R. Baum
Name:	Medhat Gorgy	Name:	Douglas R. Baum
Title:	President & CEO	Title:	President & CEO

Date:	November 1, 2016	Date:	November 1, 2016

3598 Cadillac Avenue ● Costa Mesa, CA 92626 ● 714-435-9800 ● 714-435-9585 (Fax)